Supplement to the
Fidelity® Agricultural Productivity Fund and Fidelity® Water Sustainability Fund
July 29, 2023
Prospectus

David Wagner no longer serves as Co-Portfolio Manager of Fidelity ® Agricultural Productivity Fund.
The following information supplements information for Fidelity® Agricultural Productivity Fund found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Colin Anderson (Co-Portfolio Manager) has managed the fund since 2023.
It is expected that, effective on or about August 25, 2023, Mr. Calhoun will no longer serve as Co-Portfolio Manager for the fund. At that time, Mr. Anderson will assume sole portfolio manager responsibilities.
The following information supplements the biographical information for Fidelity® Agricultural Productivity Fund found in the "Fund Management" section under the "Portfolio Manager(s)" heading.
Colin Anderson is Co-Portfolio Manager of Fidelity® Agricultural Productivity Fund, which he has managed since 2023. He also manages other funds. Since joining Fidelity Investments in 2007, Mr. Calhoun has worked as a research associate, research analyst, and portfolio manager.
It is expected that, effective on or about August 25, 2023, Mr. Calhoun will no longer serve as Co-Portfolio Manager for the fund. At that time, Mr. Anderson will assume sole portfolio manager responsibilities.
DAS-DSW-PSTK-0823-102 1.9905029.102	August 2, 2023